                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 2
                                       TO
                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 12, 1999


                                 METRICOM, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                        0-19903                        77-0294597
(State or other jurisdiction       (Commission File Number)               (IRS Employer
      of incorporation)                                                 Identification No.)


        980 UNIVERSITY AVENUE, LOS GATOS, CALIFORNIA                       95030-2375
          (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (408) 399-8200


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


               (c)    Exhibits.

                      EXHIBIT NO.   DESCRIPTION
                      -----------   -----------
                      99.1*         Stock Purchase Agreement, dated as of June
                                    20, 1999, among Metricom, Inc., a Delaware
                                    corporation, MCI WorldCom, Inc., a Georgia
                                    corporation, and Vulcan Ventures
                                    Incorporated, a Washington corporation.

                      99.2*         Press release, dated June 21, 1999.

                      99.3**        Ricochet Reseller Agreement, dated as of
                                    June 20, 1999, between Metricom, Inc., a
                                    Delaware corporation, and MCI WorldCom,
                                    Inc., a Georgia corporation.

                      99.4***       Amendment dated November 12, 1999 to
                                    Ricochet Reseller Agreement dated as of
                                    June 20, 1999, between Metricom, Inc., a
                                    Delaware corporation, and MCI WorldCom,
                                    Inc., a Georgia corporation.




---------------

  *Filed as an exhibit to the Current Report on Form 8-K filed on July 9, 1999.

 **Filed as an exhibit to Amendment No. 1 to the Current Report on Form 8-K filed on November 5, 1999.

***Certain portions have been deleted pursuant to a confidential treatment request.


















                                       2.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 2 to the report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    METRICOM, INC.



Date: November 24, 1999             By: /s/ DALE W. MARQUART
                                        --------------------------------------
                                            Dale W. Marquart
                                            Vice President and General Counsel























                                       3.

                                  EXHIBIT INDEX



EXHIBIT NO.    DESCRIPTION
-----------    -----------
99.1*          Stock Purchase Agreement, dated as of June 20, 1999, among
               Metricom, Inc., a Delaware corporation, MCI WorldCom, Inc., a
               Georgia corporation, and Vulcan Ventures Incorporated, a
               Washington corporation.

99.2*          Press release, dated June 21, 1999.

99.3**         Ricochet Reseller Agreement, dated as of June 20, 1999, between
               Metricom, Inc., a Delaware corporation, and MCI WorldCom, Inc., a
               Georgia corporation.

99.4***        Amendment dated November 12, 1999 to Ricochet Reseller Agreement
               June 20, 1999, between Metricom, Inc., a Delaware corporation, and
               MCI WorldCom, Inc., a Georgia corporation.




---------------

  *Filed as an exhibit to the Current Report on Form 8-K filed on July 9, 1999.

 **Filed as an exhibit to Amendment No. 1 to the Current Report on Form 8-K filed on November 5, 1999.

***Certain portions have been deleted pursuant to a confidential treatment request.